UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 25, 2023
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
(a) & (b)    Voting Results for 2023 Annual Meeting
On April 25, 2023, First Horizon Corporation ("First Horizon") held its annual meeting of shareholders. At the annual meeting, four vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.
VOTE ITEM 1
ELECTION OF DIRECTORS
Outcome: All Nominees were Elected

Nominee	For	Against	Abstain	Broker Non-Vote
Harry V. Barton, Jr.	385,558,634	4,284,480	2,581,023	61,904,429
John N. Casbon	386,562,655	3,264,887	2,596,596	61,904,429
John C. Compton	362,591,992	27,188,253	2,643,892	61,904,429
Wendy P. Davidson	385,423,091	4,324,239	2,676,808	61,904,429
William H. Fenstermaker	377,686,896	12,130,388	2,606,854	61,904,429
D. Bryan Jordan	373,020,639	14,396,393	5,007,105	61,904,429
J. Michael Kemp, Sr.	376,684,105	13,116,192	2,623,840	61,904,429
Rick E. Maples	384,803,380	4,998,350	2,622,408	61,904,429
Vicki R. Palmer	368,900,753	20,879,140	2,644,245	61,904,429
Colin V. Reed	373,320,306	16,461,991	2,641,841	61,904,429
E. Stewart Shea III	377,586,020	12,244,976	2,593,142	61,904,429
Cecelia D. Stewart	385,496,546	4,256,071	2,671,521	61,904,429
Rosa Sugrañes	385,302,933	4,452,113	2,669,092	61,904,429
R. Eugene Taylor	380,536,744	9,065,284	2,822,109	61,904,429

VOTE ITEM 2
RATIFICATION OF APPOINTMENT OF AUDITOR
Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-Vote
KPMG LLP	409,588,718	41,468,019	3,271,830	—

VOTE ITEM 3
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Advisory resolution to approve compensation of certain executive officers as described in the 2023 Proxy Statement	374,631,446	13,930,680	3,862,011	61,904,429

2	FORM 8-K CURRENT REPORT 4/25/2023

VOTE ITEM 4
ADVISORY RESOLUTION ON FREQUENCY OF SAY ON PAY
Outcome: "Every Year" Received a Majority of the Votes Cast

Details	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
Advisory resolution on the frequency (whether every year, every two years or every three years) that an advisory resolution to approve the compensation of certain executive officers should be presented to shareholders	374,562,042	586,756	14,190,681	3,084,659	61,904,429

ITEM 8.01.    Other Events
Press Release: Transition from LIBOR to CME Term SOFR. On April 25, 2023, First Horizon issued a press release announcing that, after June 30, 2023, CME Term SOFR, plus the applicable spread, will be the replacement reference rate for certain outstanding floating rate or fixed-to-floating rate securities, listed in the release, that currently use or are scheduled to use U.S. dollar LIBOR as the reference rate. The text of the release is attached hereto as Exhibit 99 and incorporated by reference into this Item 8.01.
Updated S-8 Power of Attorney. First Horizon hereby files, as Exhibit 24.1 to this Current Report, a power of attorney signed by its current directors along with its principal financial and accounting officers. The new power of attorney relates to certain registration statements filed on Form S-8 from 1996 to 2021, and updates earlier powers of attorney.

ITEM 9.01.    Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
24.1	Power of Attorney
99	Press release dated April 25, 2023
104	Cover Page Interactive Data File, formatted in Inline XBRL

3	FORM 8-K CURRENT REPORT 4/25/2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

April 25, 2023	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

4	FORM 8-K CURRENT REPORT 4/25/2023